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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 1, 2000



                            WOODS EQUIPMENT COMPANY
             (Exact name of registrant as specified in its charter)



          Delaware                     333-88759                 36-3868249
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)



                               6944 Newburg Road
                               Rockford, IL 61108
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (815) 732-2141


                                      N/A
         (Former name or former address, if changed since last report.)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) (i) Effective as of September 1, 2000, the Board of Directors (the "Board") of Woods Equipment Company, a Delaware corporation (the "Company"), approved the dismissal of Ernst & Young LLP ("E&Y"), the principal accountant previously engaged to audit the Company's financial statements. At the same time, the Board approved the engagement of PricewaterhouseCoopers LLP ("PWC") as the principal accountant to audit the Company's financial statements.

(ii) The Company, during the two most recent financial years and any subsequent interim period prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

(iii) None of E&Y's reports on the financial statements of the Company for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

(iv) The decision to change independent accountants was recommended by the Board.

(v) During the Company's two most recent fiscal years and the subsequent period, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

(vi) During the Company's two most recent fiscal years and through the date of this report, the Company has not had any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(vii) The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. This letter is attached hereto in accordance with the requirements of Item 304(a)(3) of Regulation S-K.

(viii) PWC reviewed the disclosure provided in this Form 8-K prior to its filing with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not Applicable.

     (b)  Not applicable.

     (c)  Exhibits:

Exhibit No.       Exhibit Description

    16            Letter from Ernst & Young LLP regarding change in certifying accountant
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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WOODS EQUIPMENT COMPANY


                                       By:  /s/ Thomas J. Laird
                                           ---------------------------------
                                           Thomas J. Laird,
                                           President and Chief Executive Officer


   Date: September 1, 2000
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                                 EXHIBIT INDEX



   Exhibit No.             Exhibit Description

   16                      Letter from Ernst & Young LLP regarding
                           change in certifying accountant